EXHIBIT 4

                        FIRST CHESTER COUNTY CORPORATION

         INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA

COMMON STOCK                                 SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 31947W 10 0

THIS CERTIFIES THAT

IS THE OWNER OF                                                         SHARE(S)

          OF THE FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                           PAR VALUE OF $1.00 EACH, OF

                        FIRST CHESTER COUNTY CORPORATION

transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                  Dated


[SEAL]

 /s/  John A. Featherman III                   /s/  Kevin C. Quinn
 -------------------------------               ---------------------------------
        CHAIRMAN AND CEO                            PRESIDENT


[On the lower right corner of the face of this certificate the following language appears]

COUNTERSIGNED AND REGISTERED:
 REGISTER AND TRANSFER COMPANY
  (CRANFORD, NEW JERSEY)                          TRANSFER AGENT AND REGISTRAR

BY

                                                  AUTHORIZED SIGNATURE

                          [REVERSE SIDE OF CERTIFICATE]

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -          as tenants in common         UNIF GIFT MIN ACT -         ___________Custodian____________

                                                                            (Cust)                    (Minor)
                                                                            under Uniform Gifts to Minors Act
                                                                            ________________________________(State)
TEN ENT -          husband and wife as
                   tenants by the entireties


JT TEN -           as joint tenants with        UNIF TRANS MIN ACT          ___________Custodian____________
                   right of survivorship and                                (Cust)
                   not as tenants in common                                 (Minor)
                                                                            under Uniform Transfer to Minors Act
                                                                            ________________________________(State)


     Additional abbreviations may also be used though not in the above list.

     For value received, ____________________ hereby sell, assign and transfer unto

PLEASE  INSERT  SOCIAL  SECURITY OR OTHER
IDENTIFYING  NUMBER OR ASSIGNEE

--------------------------------------   -------------------------------------


_______________________________________________________________________ Shares
Please print or typewrite name and address including postal zip code of assignee of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, __________________________               ________________________________



                                                NOTICE: The signature to this
                                                Assignment must correspond with
                                                the name(s)as written upon the
                                                face of the certificate, in
                                                every particular, without
                                                alteration or enlargement, or
                                                any change whatsoever.


                  SIGNATURE(S)
                                            GUARANTEED:_________________________
                                            THE SIGNATURE(S) MUST BE GUARANTEED
                                            BY AN ELIGIBLE GUARANTOR INSTITUTION
                                            (BANKS, STOCKBROKERS, SAVINGS AND
                                            LOAN ASSOCIATIONS AND CREDIT UNIONS
                                            WITH MEMBERSHIP IN AN APPROVED
                                            SIGNATURE GUARANTEE MEDALLION
                                            PROGRAM), PURSUANT TO S.E.C. RULE
                                            17Ad-15.






KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.